EXHIBIT 10(i)

                    HILCOAST DEVELOPMENT CORP.
                         19146 Lyons Road
                      Boca Raton, FL  33434




                                        February 26, 1997
CV Reit, Inc.
Century Village Administration Building
100 Century Blvd.
West Palm Beach, FL  33417

Attn:          Mr. Stanley Brenner, President

RE: $3,000,000.00 Promissory Note ("Note") dated September 30, 1993 from NewCen Communities, Inc., a Florida corporation ("Maker") in favor of CV Reit, Inc., a Delaware corporation ("Payee") Guaranteed by Hilcoast Development Corp., a Delaware corporation ("Guarantor"); said Note being secured by that certain Mortgage ("Mortgage") recorded in Official Records Book 21247, at Page 768 of the Public Records of Broward County, Florida

Dear Stan:

     The Guarantor is aware of the fact that the Maker has requested the Payee to extend the "Maturity Date" as set forth in the Note, as extended by those certain letter agreements, dated September 30, 1994, February 6, 1995 and August 11, 1995, to November 30, 1997 provided, of course, that the monthly interest payments shall continue to be made to and including the first business day of November, 1997.

     Please be advised that the Guarantor consents to the foregoing and same shall in no way affect the obligations of the Guarantor as the guarantor of the Note.

                              Very truly yours,

                              HILCOAST DEVELOPMENT CORP.

                                      /s/ H. Irwin Levy
                              By:_______________________________
                                     H. Irwin Levy, President



EXHIBIT 10(ii)
                          CV REIT, INC.
                        100 Century Blvd.
                    West Palm Beach, FL  33417






                                        February 26, 1997

NewCen Communities, Inc.
19146 Lyons Road
Boca Raton, FL  33434

Attn:     Mr. Jack Jaiven, Vice President

RE: $3,000,000.00 Promissory Note ("Note") dated September 30, 1993 from NewCen Communities, Inc., a Florida corporation ("Maker") in favor of CV Reit, Inc., a Delaware corporation ("Payee") Guaranteed by Hilcoast Development Corp., a Delaware corporation ("Guarantor"); said Note being secured by that certain Mortgage ("Mortgage") recorded in Official Records Book 21247, at Page 768 of the Public Records of Broward County, Florida

Dear Jack:

     This letter will confirm that CV Reit has extended the "Maturity Date" as set forth in the Note, as extended by those certain letter agreements, dated September 30, 1994, February 6, 1995 and August 11, 1995, to November 30, 1997 provided, of course, that the monthly interest payments shall continue to be made through and including the first business day of November, 1997. In all other respects, the Note shall remain in full force and effect in accordance with the terms and provisions thereof.


                              Very truly yours,

                              CV REIT, INC.

                                       /s/ Stanley Brenner
                              By:_________________________________
                                     Stanley Brenner, President